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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 1999


                        AMPAL-AMERICAN ISRAEL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

New York                             0-538                       13-0435685
--------------------------------------------------------------------------------
(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation


1177 Avenue of the Americas, New York New York 10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number,
including area code:                                              (212) 782-2100
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report.)








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Item 2.  Acquisition or Disposition of Assets.


                  On April 14, 1999, Ampal (Israel) Ltd. ("Ampal Israel"), a wholly-owned subsidiary of the Registrant, sold its 46% equity interest in Moriah Hotels Ltd. ("Moriah"), which owns and operates hotels in Israel, to Koor Tourism Enterprises Ltd. and Sheraton International Ltd. (collectively, the "Purchaser") for $29.6 million.

                  Prior to the sale, on April 12, 1999 Ampal Israel received a dividend in the amount of $7.9 million from Moriah.

                  The purchase price was determined by inviting proposals from interested purchasers subsequent to setting a minimum fair market value of $80 million for Moriah (prior to the issuance of dividends).

                  The sale was made pursuant to an agreement entered into between Ampal Israel and the Purchaser on January 25, 1999 (the "Agreement").

                  Gmul Investment Co. Ltd. and Amot Investments Ltd., entities which collectively owned a 47% equity interest in Moriah, sold their equity interest on the same terms as Ampal Israel.

         HVE - Hevrat Ovdim Investments Ltd. ("HVE"), the owner of a 7% equity interest in Moriah was given the option to sell its equity interest to the Purchaser on the same terms offered to Ampal Israel. To the Registrant's best knowledge, HVE has exercised its option.

                  At the time of the disposition, Bank Hapoalim B.M. ("Hapoalim") had a 25.5% equity interest in the Registrant (assuming the conversion of all of Hapoalim's Preferred shares in the Registrant) and a 22.5% equity interest in Koor. The Registrant and Koor do not have any common directors. Hapoalim does not have a controlling interest or the right to nominate officers in either the Registrant or Koor.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information                                         Page

Pro Forma Consolidated Balance Sheet
 as of December 31, 1998 (Unaudited)                                        3

Pro Forma Consolidated Statement of Income for
 the Year Ended December 31, 1998 (Unaudited)                               4

Notes and Management's Assumptions to Pro
 Forma Consolidated Financial Statements for
 the Year Ended December 31, 1998 (Unaudited)                               5



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Item 7(b)  PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of December 31, 1998, and the Pro Forma Consolidated Statement of Income for the year ended December 31, 1998, have been prepared to reflect the disposition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of Ampal-American Israel Corporation (the "Registrant") and its Subsidiaries (collectively, the "Company") and should be read in conjunction with the notes and management's assumptions with respect thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the disposition transaction occurred on December 31, 1998. The Pro Forma Consolidated Statement of Income for the year ended December 31, 1998 was prepared assuming the disposition transaction occurred on the first day of the period presented. The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the disposition transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position and results of operations for future periods.





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
AMPAL-AMERICAN ISRAEL CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
(Dollars in thousands)
                                                                                               December 31, 1998
                                                                                               -----------------
                                                                                                   Pro Forma
                                                                                                   ---------
                                                                            Historical            Adjustments           Pro Forma
ASSETS                                                                      ----------            -----------           ---------
Cash and cash equivalents                                                   $ 12,047              $ 25,875   (a)        $ 37,922
Deposits, notes and loans receivable                                          27,816                                      27,816
Investments                                                                  214,421                                     214,421
Investment held for sale                                                      25,104               (25,104)  (b)               -
Real estate rental property, less
 accumulated depreciation of $6,492                                           29,735                                      29,735
Property and equipment, less accumulated
 depreciation of $2,608                                                        3,227                                       3,227
Other assets                                                                  16,896                                      16,896
                                                                            --------                                    --------
TOTAL ASSETS                                                                $329,246                                    $330,017
                                                                            ========                                    ========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Notes and loans payable:
  Related parties                                                           $ 57,557                                    $ 57,557
  Others                                                                      40,636                                      40,636
Debentures                                                                    32,817                                      32,817
Accounts and income taxes payable, accrued
 expenses and minority interests                                              37,071                (7,286)  (c)          29,785
                                                                            --------                                    --------
        Total liabilities                                                    168,081                                     160,795
                                                                            --------                                    --------

SHAREHOLDERS' EQUITY
4% Cumulative Convertible Preferred Stock, $5 par value;
 authorized 189,287 shares; issued and outstanding 172,238 shares                861                                         861

6-1/2% Cumulative Convertible Preferred Stock, $5 par value;
 authorized 988,055 shares; issued and outstanding 925,279 shares              4,626                                       4,626

Class A Stock, $1 par value;  authorized
 60,000,000 shares;  issued 24,684,822 shares;
 outstanding 24,079,422 shares                                                24,685                                      24,685


Additional paid-in capital                                                    57,829                                      57,829
Retained earnings                                                             90,615                 8,057   (d)          98,672
Treasury Stock, 605,400 shares of
 Class A Stock at cost                                                        (3,829)                                     (3,829)
Accumulated other comprehensive loss                                         (13,622)                                    (13,622)
                                                                            --------                                    --------
        Total shareholders' equity                                           161,165                                     169,222
                                                                            --------                                    --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                  $329,246                                    $330,017
                                                                            ========                                    ========


The accompanying notes and management's assumptions to the pro forma consolidated financial statements are an integral part of this statement.



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
AMPAL-AMERICAN ISRAEL CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
                                                                                        Year Ended December 31, 1998
                                                                                         ---------------------------
                                                                                                    Pro Forma
                                                                                                    ---------
                                                                            Historical             Adjustments         Pro Forma
                                                                            ----------             -----------         ---------
REVENUES:
Equity in earnings of affiliates                                            $  7,328               $  (440)  (a)        $  6,888
Manufacturing                                                                  6,768                                       6,768
Interest:
 Related parties                                                               4,339                 1,483   (b)           5,822
 Others                                                                          987                                         987
Rental income                                                                  7,302                                       7,302
Realized and unrealized (losses) gains
 on investments                                                                 (568)               12,836   (c)          12,268
Gain on issuance of shares by affiliate                                        1,032                                       1,032
Other                                                                          2,763                                       2,763
                                                                            --------                                    --------
     Total revenues                                                           29,951                                      43,830
                                                                            --------                                    --------

EXPENSES:
Manufacturing                                                                  8,492                                       8,492
Interest:
 Related parties                                                               5,122                                       5,122
 Others                                                                        7,195                                       7,195
Rental property operating expenses                                             3,550                                       3,550
Loss from impairment of investments                                            1,890                                       1,890
Minority interests                                                            (1,345)                                     (1,345)
Other                                                                          6,393                                       6,393
                                                                            --------                                    --------
Total expenses                                                                31,297                                      31,297
                                                                            --------                                    --------
(Loss) income before income taxes                                             (1,346)                                     12,533
(Benefit) provision for income taxes                                          (3,521)                4,858   (d)           1,337
                                                                            --------                                    --------
     NET INCOME                                                             $  2,175                                    $ 11,196
                                                                            ========                                    ========

Basic EPS
   Earnings per Class A share                                                  $ .08                                       $ .45
                                                                               =====                                       =====

   Shares used in calculation (in thousands)                                  23,911                                      23,911

Diluted EPS
   Earnings per Class A share                                                  $ .07                                       $ .39
                                                                               =====                                       =====

   Shares used in calculation (in thousands)                                  27,624                                      27,624




The accompanying notes and management's assumptions to the pro forma consolidated financial statements are an integral part of this statement.





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               AMPAL-AMERICAN ISRAEL CORPORATION AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                                  TO PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)



1.  BASIS OF PRESENTATION:

On April 14, 1999, the Company sold all of its interest in the Moriah Hotels Ltd. ("Moriah") to Koor Tourism Enterprises Ltd. and Sheraton International Ltd. for $29.6 million. On April 12, 1999, prior to the sale, the Company received a dividend from Moriah in the amount of $7.9 million.

The accompanying unaudited pro forma consolidated balance sheet is presented as if the disposition transaction occurred on December 31, 1998.

The accompanying unaudited pro forma consolidated statement of income is presented as if the disposition transaction occurred on January 1, 1998.

These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of December 31, 1998. In management's opinion, all material adjustments necessary to reflect the effects of the disposition transaction by the Company have been made.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the actual financial position of the Company as of December 31, 1998, or what the actual results of operations of the Company would have been assuming the disposition transaction had been completed as of January 1, 1998, nor are they necessarily indicative of the results of operations for future periods.


2.  ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET

    (a) To reflect proceeds from the sale of the investment in Moriah and the dividend received from Moriah, less payment of taxes, as if the transaction had occurred on December 31, 1998.

    (b) To eliminate the investment in Moriah.

    (c) To eliminate the deferred tax liability in connection with the sale of Moriah.

    (d) To reflect the net gain on the sale of the investment in Moriah.


3.  ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

    (a) To reflect a decrease in equity in earnings of affiliates as if the sale of the investment in Moriah had been made at the beginning of the period.



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               AMPAL-AMERICAN ISRAEL CORPORATION AND SUBSIDIARIES
                       NOTES AND MANAGEMENT'S ASSUMPTIONS
                                  TO PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)




    (b) To reflect an increase in interest income (as if the sale had been made at the beginning of the period), based on the 90-day London Interbank Offered Rate ("Libor") minus .1%.

    (c) To reflect the gain on sale of the investment in Moriah.

    (d) To reflect a tax provision on the above pro forma adjustments.





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               AMPAL-AMERICAN ISRAEL CORPORATION



Date: April 27, 1999                           By: /s/ ELI S. GOLDBERG
                                                  ------------------------------
                                                  Eli S. Goldberg, Secretary




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